UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Two NorthShore Center, Pittsburgh, PA       15212-5851
   (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (412) 442-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Matthews International Corporation was held on February 18, 2016.  A total of 33,015,340 shares of Class A Common Stock were eligible to vote at such meeting.

The matters voted upon at such meeting were as follows:

1.   Election of Directors:

The following individuals were nominated for election to the Board of Directors for a term expiring at the Annual Meeting of Shareholders in the year indicated.

Nominee	Term Expiration	Votes For	Votes Withheld	Broker Non Votes
Don W. Quigley, Jr.	2017	26,036,945	573,839	1,887,394
Terry L. Dunlap	2019	26,024,026	586,758	1,887,394
Alvaro Garcia-Tunon	2019	25,823,247	787,537	1,887,394
John D. Turner	2019	25,909,149	701,635	1,887,394
Jerry R. Whitaker	2019	26,027,055	583,729	1,887,394

The nominations were made by the Board of Directors and no other nominations were made by any shareholder.  The nominees had currently been members of the Board of Directors at the date of the Annual Meeting.

The terms of the following additional directors continued after the meeting:  G.S. Babe, J.C. Bartolacci, K.E. Dietze, M.K. O'Brien and D.A. Schawk.

2.	Adoption of the 2015 Incentive Compensation Plan:

The shareholders voted to approve the adoption of the 2015 Incentive Compensation Plan.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
25,029,431	1,310,776	270,577	1,887,394

3.	Selection of Auditors:

     The shareholders voted to ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accountants to audit the records of the Company for the fiscal year ending September 30, 2016.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
27,827,205	657,229	13,744	0

4.	Advisory (non-binding) vote on the executive compensation of the Company's named executive officers:

The shareholders voted in favor of the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in the 2016 proxy statement.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
25,191,725	1,145,753	273,306	1,887,394

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                MATTHEWS INTERNATIONAL CORPORATION
                                                                                            (Registrant)

                                                      By            /s/ Steven F. Nicola

                Steven F. Nicola
                                                                                                  Chief Financial Officer and Secretary

Date: February 19, 2016